CALAMOS INVESTMENT TRUST

Supplement dated May 4, 2021 to the

CALAMOS® FAMILY OF FUNDS Prospectus and the Statement of Additional Information,

each dated March 1, 2021, as amended April 1, 2021 and April 30, 2021

Effective immediately, the following text is added at the end of the first paragraph of the section titled “Fund Facts — How can I sell (redeem) shares? - Redemption Requests” beginning on page 144 of the Prospectus:

The Funds have in place an uncommitted line of credit intended to provide short-term financing, if necessary, subject to certain conditions, in connection with stressed market conditions or atypical redemption activity.

Effective immediately, the following text is added at the end of the section titled “Investment Practices” on page 42 of the Statement of Additional Information:

JOINT CREDIT AGREEMENT

The Trust, on behalf of the Funds, is party to a $50,000,000 uncommitted credit agreement with State Street Bank and Trust Company (the “Credit Agreement”). Each Fund may borrow under the Credit Agreement to meet shareholder redemptions and for other lawful temporary purposes. Borrowing results in interest expense and other fees and expenses, which may increase the Fund’s net expenses and reduce the Fund’s return. In addition, borrowing by the Fund may create leverage by increasing the Fund’s investment exposure. This will result in changes in the Fund’s net asset value, either positive or negative, being greater than it would have been if the Fund had not borrowed.  Administration, legal, and arrangement fees, if applicable, under the Credit Agreement are allocated among Funds based upon factors deemed relevant by the Adviser and the Board of each Fund, while fees on any amounts drawn by a Fund under the Credit Agreement are borne by that Fund.

Please retain this supplement for future reference.

MFSPT3 05/21